UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2018

HELIOS AND MATHESON ANALYTICS INC.

(Exact name of Registrant as specified in charter)

Delaware	0-22945	13-3169913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Empire State Building

350 5th Avenue

New York, New York 10118

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 979-8228

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 10, 2018, Helios and Matheson Analytics, Inc. (the “Company”) entered into a Waiver Agreement (the “Waiver Agreement”) with a holder of the convertible notes (the “Holder”) issued on November 7, 2017 (the “November Notes”), January 23, 2018 (the “January Notes”), and June 26, 2018 (the “June Notes,” and together with the November Notes and January Notes, the “Existing Notes”).

Pursuant to the Waiver Agreement, the Holder, in its capacity as the Required Holder under the Securities Purchase Agreements pursuant to which the Existing Notes were issued: (i) waived any obligation by the Company to effect any redemption of the Existing Notes as a result of the consummation of a proposed public offering of securities by the Company (the “New Proposed Offering”), (ii) reduced the aggregate number of shares required to be reserved for issuance upon conversion of the November Notes and the January Notes, (iii) deferred the right that the holders of the Existing Notes may have to adjust the Conversion Price (as defined in the applicable Existing Note) of such Existing Notes solely as a result of the issuance of securities in the New Proposed Offering until the fourth trading day after the time of the pricing of the New Proposed Offering, (iv) consented to the New Proposed Offering, and (v) waived any prohibition with respect to the issuance of the securities in the New Proposed Offering.

The above discussion does not purport to be a complete description of the Waiver Agreement described in this Current Report on Form 8-K (this “Current Report”) and it is qualified in its entirety by reference to the full text of the Waiver Agreement, which is attached as an exhibit to this Current Report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1*	Waiver Agreement, dated July 10, 2018, between the Company and the investor signatory thereto.

*filed herewith

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 10, 2018

HELIOS AND MATHESON ANALYTICS INC.

By:	/s/ Theodore Farnsworth
Name:	Theodore Farnsworth
Title:	Chief Executive Officer

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